UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2020

UNUM THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38443	46-5308248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Cambridge Park Drive, Suite 3100 Cambridge, Massachusetts		02140
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 945-5576

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	UMRX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.05 Costs Associated with Exit or Disposal Activities.

On February 25, 2020, the Board of Directors (the “Board”) of Unum Therapeutics Inc. (the “Company”) approved a reduction in force resulting in the termination of 43 employees, or approximately 60% of the Company’s workforce. These reductions are expected to be substantially completed by the end of the first quarter of 2020. The reduction in force was approved in connection with the Company’s implementation of a new strategic effort which prioritizes and allocates resources towards the advancement of its preclinical program, BOXR1030, for the treatment of advanced solid tumor cancers. As a result of the reduction in force, the Company estimates that it will incur aggregate charges of approximately $2.0 million, in one-time cash expenditures for severance and employee termination related costs.

In addition, as part of the implementation of the new strategic effort, the Company is concluding its clinical trials of ACTR707, including the Phase 1 trial (ATTCK-20-03) in combination with rituximab in patients with relapsed/refractory non-Hodgkin lymphoma and the Phase 1 trial (ATTCK-34-01) in combination with trastuzumab to treat advanced HER2+ solid tumor cancers (the “Clinical Trials”). As a result, the Company expects to incur wind down charges associated with the conclusion of the Clinical Trials that it will report in future quarters.

The estimates of costs that the Company expects to incur and the timing thereof are subject to a number of assumptions and actual results may differ.

Item 8.01 Other Events.

On March 2, 2020, the Company issued a press release titled “Unum Therapeutics Implements Strategic Restructuring to Prioritize Efforts on BOXR1030 for the Treatment of Solid Tumor Cancers” A copy of the press release is filed herewith as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Unum Therapeutics Inc. on March 2, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2020	UNUM THERAPEUTICS INC.

	By:	/s/ Charles Wilson
Charles Wilson, Ph.D.
Chief Executive Officer and President